SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

April 25, 2005

Date of Report (date of earliest event reported)

ALTIRIS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-49793	87-0616516
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

588 West 400 South

Lindon, Utah 84042

(Address of principal executive offices)

(801) 805-2400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On April 25, 2005, Altiris, Inc. (the “Registrant”) conducted a scheduled conference call during which members of the Registrant’s senior management team discussed first quarter 2005 financial results and the outlook for the remainder of fiscal year 2005. They also responded to questions.

The conference call was conducted after the Registrant issued a press release earlier that day relating to its first quarter 2005 results. A transcript of the conference call is attached hereto as Exhibit 99.1 and is hereby incorporated by reference. Pursuant to General Instruction B.2 of Form 8-K, this exhibit is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, but is instead furnished pursuant to that instruction.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Exhibit Title
99.1	Transcript of Altiris, Inc.’s Earnings Conference Call on April 25, 2005 announcing financial results for first quarter 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTIRIS, INC.

By:	/s/ Gregory S. Butterfield
Gregory S. Butterfield
President and Chief Executive Officer

Dated: April 28, 2005

INDEX TO EXHIBITS

Exhibit Number	Exhibit Title
99.1	Transcript of Altiris, Inc.’s Earnings Conference Call on April 25, 2005 announcing financial results for first quarter 2005.